AMENDMENT TWELVE
                                   to the
                                VAR AGREEMENT
                                   between
                 SYSTEMS AND COMPUTER TECHNOLOGY CORPORATION
                                     and
                             ORACLE CORPORATION


This Amendment Twelve shall serve to amend the VAR Agreement between Systems & Computer Technology Corporation (the "VAR") and Oracle Corporation ("Oracle") dated September 1, 1991 (the "Agreement") and any amendments thereto, including Amendment Nine to the Agreement dated June 12, 1995 ("Amendment Nine").

The Agreement is hereby amended as follows:

1. In Section 1 of the Amendment Nine, "Explorer 2000" shall be deleted and replaced with "Discoverer 2000."

Other than the modification set forth above, the terms and conditions of the Agreement remain unchanged, and in full force and effect.

The Effective Date of this Amendment Twelve is August 20, 1995.



SYSTEMS and COMPUTER
TECHNOLOGY CORPORATION                  ORACLE CORPORATION

By:    /s/ Michael D. Chamberlain       By:     /s/ Matthew J. Hiatt
       -----------------------------            ------------------------

Name:  Michael D. Chamberlain           Name:   Matthew J, Hiatt
       -----------------------------            ------------------------

                                                Manager - East Region
Title: President, SCT Software Group    Title:  Channels Sales Support
       -----------------------------            ------------------------